SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 15, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 15, 2003, Wisconsin Energy Corporation issued a press release announcing that Rick Kuester, currently senior vice president - International of Mirant Corporation and chief executive officer of Mirant Asia - Pacific Limited, is named president and chief executive officer of We Generation, Wisconsin Energy's electric generation group, effective October 13, 2003. We Generation includes Wisconsin Energy's regulated electric generation facilities and the non-utility subsidiaries W.E. Power, LLC, Wisvest Corporation and Minergy Corp. In addition, Kuester will serve in an executive capacity with Wisconsin Electric Power Company. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the appointment of Kuester, Richard R. Grigg will relinquish the titles of executive vice president of Wisconsin Energy and chief operating officer of Wisconsin Electric effective October 13, 2003 and will serve as a special advisor to Gale Klappa, president of Wisconsin Energy and president and chief executive officer of Wisconsin Electric, until the effective date of his retirement on March 1, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:
Exhibit No.

99.1	Press Release dated September 15, 2003 regarding the naming of Rick Kuester as president and chief executive officer of We Generation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: September 15, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: September 15, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer